SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:

|_|     Preliminary proxy statement
|X|     Definitive proxy statement
|_|     Definitive additional materials
|_|     Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                              AMERICOM USA, INC.
------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

|X|     No fee required
|_|     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(j)(2).
|_|     $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(I)(3).
|_|     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction:

|_|     Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

        (2) Form, schedule or registration statement No.:

        (3) Filing party:

        (4) Date filed:

                               AmeriCom USA, Inc.
                                1303 Grand Avenue
                             Arroyo Grande, CA 93420
                                 (805) 542-6700


                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 14, 1999


NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of AmeriCom USA, Inc., a Delaware corporation ("AmeriCom"), will be held on December 14, 1999 at 4:00 p.m. (PDT), at Embassy Suites Hotel, 333 Madonna Road, San Luis Obispo, California 93405, for the following purposes, which are more completely discussed in the accompanying Proxy Statement:

1. To elect five directors, each to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on November 22, 1999 are entitled to notice of and to vote at the Annual Meeting of the Stockholders.


                                            By Order of the Board of Directors


                                        /s/ HELEN E. COOPER
                                            ------------------------------
                                            Helen E. Cooper
                                            Secretary


November 23, 1999


YOU ARE CORDIALLY INVITED TO ATTEND AMERICOM'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT
                                       of
                               AmeriCom USA, Inc.
                                1303 Grand Avenue
                             Arroyo Grande, CA 93420
                                 (805) 542-6700

                     Information Concerning the Solicitation

This Proxy Statement is furnished to the stockholders of AmeriCom USA, Inc. ("AmeriCom") in connection with the solicitation of proxies on behalf of AmeriCom's Board of Directors for use at AmeriCom's Annual Meeting of Stockholders (the "Meeting") to be held on December 14, 1999 at 4:00 p.m. (PDT), at Embassy Suites Hotel, 333 Madonna Road, San Luis Obispo, California 93405, and at any and all adjournments thereof. Only stockholders of record on November 5, 1999 will be entitled to notice of and to vote at the Meeting.

The proxy solicited hereby, if properly signed and returned to AmeriCom and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with AmeriCom USA, Inc. written notice of its revocation addressed to Secretary, AmeriCom USA, Inc., 1303 Grand Avenue, Arroyo Grande CA 93420, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing in person at the Meeting and giving the Secretary notice of his or her intention to vote in person.

AmeriCom will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of AmeriCom may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which AmeriCom will also bear.

This Proxy Statement and form of proxy were first mailed to stockholders on or about November 29, 1999.

                          Record Date and Voting Rights

AmeriCom is currently authorized to issue up to 100,000,000 shares of common stock, par value $0.0001, and 20,000,000 shares of preferred stock, par value $0.0001. As of November 22, 1999, 38,027,735 shares of common stock were issued and outstanding. No shares of preferred stock are outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for stockholder approval, including the election of a director. The record date for determination of stockholders entitled to notice of, and to vote at the Meeting, is November 22, 1999. AmeriCom's Certificate of Incorporation does not provide for cumulative voting.

One-third (1/3) of the shares of common stock of AmeriCom entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes of common shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting power, but abstentions will be counted towards calculating voting power.

                              ELECTION OF DIRECTORS


Nominees for Directors

The nominees for directors have consented to being named nominees in this Proxy Statement and have agreed to serve as directors if elected at the Annual Meeting. In the event that the nominees are unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unavailable for election. The nominees who are elected shall hold office for one year or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election as directors and certain information with respect to those persons.


    Name                               Age                Principal Occupation                Director Since
    --------------------              ------             -----------------------             ----------------

    Robert Cezar                       57                     Chairman/CEO                        1994
    Kenneth Barnett                    47                       Director                           New
    Tom Hopfensperger                  47                    President/COO                         New
    Henri Tchen                        52                       Director                           New
    Christopher Thomas                 50                       Director                           New



Background of Nominees

Robert M. Cezar, founder of AmeriCom USA, Inc. and Diversified Associates International (a privately held telecommunications company that merged with AmeriCom USA in 1998) has served as Chairman, Chief Executive Officer and a director of AmeriCom since 1994. AmeriCom's corporate vision has been built around Mr. Cezar's inventions - AdCast, E-commPlus, MyChannel, MyLine and others.

Christopher Thomas, is a private investor. Mr. Thomas previously served as President and Chief Executive Officer of Sizzler USA, Inc. from May 1997 to August 1999. He also served as Executive Vice President and Chief Financial Officer of Sizzler International, Inc. from April 1984 to April 1997 and President and Chief Operating Officer of Sizzler USA, Inc. from January 1997 to April 1997. In June 1996 Sizzler International, Inc. and four of its subsidiaries, Inc. filed for bankruptcy protection. All five entities reorganized under their bankruptcies and in June 1997, the respective
Reorganization Plan for each company was confirmed which concluded the bankruptcy proceedings.

Tomas Hopfensperger, served as President of the AdCast Division of AmeriCom in August 1999 and was recently promoted to the position of President and COO of AmeriCom. Mr. Hopfensperger held senior management positions in Broadcasting where he most recently served as Director of New Media for KGO/KSFO, the San Francisco affiliates of Disney' GO.

Kenneth Barnett, spent 15 years in banking, serving as corporate credit or loan officer at Banque Nationale de Paris and Tokai Bank New York branches, and Senior Credit Officer for Tokai Bank North America. He served as Treasurer of Kingston Technology Corporation from 1996 to 1998. In January 1999 Mr. Barnett co-founded Synapse Capital, LLC, an investment firm providing a broad range of financial advisory and management services to company founders, and active investing in technology start-ups.

Henri Tchen, was corporate loan officer in banking for 16 years, at Irving Trust, Marine Midland, Banque Nationale de Paris, and at Tokai Bank's New York branch, where he led the Corporate Finance department. From 1989 to 1994 Mr. Tchen served as Director of Strategic Planning & Commercial Real Estate for the U.S. subsidiary of Dah Chong Hong, a Hong Kong based trading company, managing buildings and car dealership facilities. He served from 1994 to 1998 as Chief Financial Officer of Kingston Technology Corporation, one of the leading independent manufacturers of computer memory modules. In January 1999 Mr. Tchen co-founded Synapse Capital, LLC, an investment firm providing a broad range of financial advisory and management services to company founders, and active investing in technology start-ups.

Vote Required

The plurality of votes of common shares present in person or represented by proxy and entitled to vote on the election of directors is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR DIRECTORS


                        DIRECTORS AND EXECUTIVE OFFICERS


Identification of AmeriCom's Directors and Executive Officers

The current directors and executive officers of AmeriCom, their ages and positions held are as follows:



                     Name                        Age                             Title
               --------------------           ----------             ---------------------------------
                Robert M. Cezar                   57                  Director, President, Chief
                                                                      Executive Officer

                David H. Loomis                   61                  Director, Chief Financial
                                                                      Officer, Treasurer, Vice
                                                                      President of Finance

                Craig D. Machado                  53                  Director, Vice President, Sales
                                                                      and Marketing
                Thomas J. Hopfensperger           47                  President

                Thomas W. Seykora                 56                  Chief Financial Officer

                Helen E. Cooper                   58                  Secretary


There are no agreements or understandings for any officer or director to resign at the request of another person and none of the above-named officers or directors is acting on behalf of or will act at the direction of any other person.

Set forth below are the names of the directors and officers of the Company, all positions and offices held with AmeriCom, the period of service, and business experience during at least the last five years:

ROBERT M. CEZAR, has served as Chairman, Chief Executive Officer and a director of AmeriCom since 1994. From 1994 to 1999, Mr. Cezar served as a director, chief executive officer and president of RMC Diversified Associates International Ltd., a California company involved in telecommunication services. From 1996 to 1998, Mr. Cezar was also vice president of engineering for Enhanced Service Providers, a telecommunications company.

DAVID H. LOOMIS, has served as Chief Financial Officer, Treasurer, Vice President of Finance and a director of AmeriCom since 1994. From 1963 to 1991, Mr. Loomis served in various positions at Loomix, a $23 million agri-business company culminating as chief financial officer and a director. From 1996 to 1998, Mr. Loomis served as chief financial officer and a director of RMC Diversified Associates International Ltd., a California company. Mr. Loomis received his Bachelor of Science degree in Social Science from California Polytechnic State University in 1961.

GARY M. HOGUE, served as Chief Operating Officer of AmeriCom since 1998. From 1994 to 1998, Mr. Hogue was the Administrative Manager for Torch Operating Company, Santa Maria District, an oil production company operating facilities both offshore and onshore in California. From 1969 to 1992, Mr. Hogue served in a number of positions with Atlantic Richfield Co. (ARCO), the last of which was Personnel Director for ARCO Oil and Gas, Western District. Mr. Hogue received his Bachelor of Science degree in Economics from Sonoma State College in 1972 and his Masters of Business Administration in 1982 from Pepperdine University, Malibu, California.

HELEN E. COOPER, has served as Secretary and Vice President of Administration of AmeriCom since 1994. From 1993 to 1994, Ms. Cooper served as a director, corporate secretary and vice president of administration of RMC Diversified Associates International Ltd., a California company. From 1996 to 1998, Ms. Cooper served as an administrative assistant at Enhanced Service Providers, a telecommunications company. Since April 1998, Ms. Cooper has been employed by AmeriCom. Ms. Cooper received her teaching degree in 1962 from Oxford University and the Froebel Institute, United Kingdom.

CRAIG D. MACHADO, has served as Vice President, Sales and Marketing and as a director of AmeriCom since 1998. From 1991 to 1995, Mr. Machado served as vice president, marketing and merchandising at Calgene Fresh, Inc., a genetically engineered fresh tomato company. From 1995 to 1998, Mr. Machado was the director of marketing for APIO, Inc., an agricultural distribution and processing company located in Guadalupe, California. Mr. Machado has served as president of the Northern California Produce Council in 1976 and 1977 and was recognized by the Sacramento Bee as the Creative Advertiser of the Year for 1987. Mr. Machado received his Bachelor of Science degree in Architectural Engineering from California State University, Sacramento, California in 1966.

WINSTON LEE, has served as Vice President of International Corporate Development since October 1998. In 1987 Mr. Lee founded Gateway Communications Limited, Taipei, Taiwan, an international direct dial rate arbitrage company which developed an automatic aggregation system. From 1994 to 1998, Mr. Lee was managing director of Strait Venture Inc., Taiwan, which represents several large telecommunications companies in the Far East, including China. Mr. Lee received his Bachelor of Architecture degree in 1977 from Rice University and his Master of Business Administration from New York University in 1982.


Family Relationship

There are no family relationship between any director and executive officer.

Board of Directors

The Board of Directors held 4 meetings during the year ended June 30, 1999, and each director attended all meetings.

Committees of the Board

The Board has recently established a Compensation Committee and an Audit Committee. Messrs. Loomis and Machado were members of the Compensation Committee while Mr. Loomis served on the Audit Committee. The Committees were formed after the close of the Company's fiscal year, hence no committee meetings were held during the last fiscal year.

                             EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid or accrued by AmeriCom on behalf of the Chief Executive Officer and President of AmeriCom for the last three completed fiscal years and the only officer who received a salary in excess of $100,000.

Columns regarding "Restricted Stock Awards" and "Long-Term Incentive Plan (LTIP) Payouts" are excluded because no reportable payments were made to such executive officers for the relevant years.


                                                                                    Long Term
                                                 Annual Compensation                Compensation
                                      -------------------------------------------

                                                                                       Awards

                                                                                     Securities
                                                                   Other Annual      Underlying
Name and Principal Position                                        Compensation        Options
                               Year   Salary ($)     Bonus ($)          ($)              (#)           All Other
                                                                                                    Compensation ($)
-------------------------------------------------------------------------------------------------------------------------

Robert M. Cezar, Chief         1999     $137,500        0               0             935,000                0
Executive Officer              1998     $ 11,150        0               0                   0                0
                               1997            0        0               0                   0                0

David Loomis, C.F.O.           1999     $96,000      $40,000*           0             675,000          $192,165**
                               1998           0            0            0                   0                 0
                               1997           0            0            0                   0                 0



*    A bonus of AmeriCom's shares was given on 2/18/99 to 5 individuals.
**   Previously accrued salaries for 1997 and 1998.

The Company and its subsidiaries do not currently have employment agreements in place with its executive officers. All executive officers serve at the pleasure of the Board.

Stock Option Plan

On March 26, 1999, AmeriCom established the 1999 Stock Option Plan (the "1999 Plan") to serve as a vehicle to attract and retain the services of key employees and to help such key employee realize a direct proprietary interest in the Company. The 1999 Plan requires approval by shareholders within one year of its creation. The 1999 Plan provides for grants of up to 15,000,000 shares of Common Stock as non-statutory and incentive stock options. Under the 1999 Plan, officers, directors, consultants and employees of AmeriCom are eligible for participation. The exercise price of any incentive stock option granted under the 1999 Plan may not be less than 100% of the fair market value of the Common Stock of AmeriCom on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the 1999 Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the 1999 Plan is exercisable for a term of ten years (or for a shorter period up to ten years). The 1999 Plan is administered by the Board of Directors and its Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The 1999 Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each option is exercisable only so long as the optionee remains employed by AmeriCom. No option is transferable by the optionee other than by will or the laws of descent and distribution. As of June 30, 1999, options to acquire 10,282,581 shares of Common Stock were outstanding.

Options Granted in Last Fiscal Year

The following table sets forth options granted by AmeriCom during the last fiscal year to the executives listed in the summary compensation table.



                      Option/SAR Grants in Last Fiscal Year

                                                 Percentage of Total
                                                Options/SARs Granted
                                Options/SARs      to Employees in
Name                             Granted           Fiscal Year (1)    Exercise Price $/sh     Expiration Date
-------------------------- ------------------ ---------------------- --------------------- --------------------
Robert M. Cezar                  935,000            9.1%                   2.20                  2009
-------------------------- ------------------ ---------------------- --------------------- --------------------
David Loomis                     675,000            6.7%                   2.00                  2009
-------------------------- ------------------ ---------------------- --------------------- --------------------


(1) Reflected as a percentage of the total number of options to purchase common shares granted (10,282,581) during the most recently fiscal year ended June 30, 1999.

    No incentive stock options were exercised by the Named Executive Officers during the most recent fiscal year ended June 30, 1999.

Director Compensation

At this time, AmeriCom does not pay its directors compensation for their attendance at board meetings. Further, at this time, AmeriCom does not provide pension, retirement or similar benefits to its officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AmeriCom's executive officers and directors, and persons who own more than 10% of AmeriCom's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish AmeriCom with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, AmeriCom believes that, during the year ended June 30, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with except as follows: Mr. Winston Lee filed three late reports representing one stock transaction each in April, May and July, 1999; and subsequent to AmeriCom's fiscal year end, Mr. Robert Cezar filed one late Form 4 reporting two stock transactions in August, 1999.

                             Principal Stockholders

The following table sets forth, as of August 31, 1999 each director and officer of the Company and each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock and except if noted, the holder thereof has sole voting and investment power with respect to the shares shown.


                                                                                   Percentage
                                                     Number of                     Beneficially
       Name and Address                                Shares                          Owned
---------------------------------                -----------------                --------------

Robert Cezar                                       16,504,679(1)                      45.0%
1303 Grand Avenue, Suite 221
Arroyo Grande, California 93420

David Loomis, Director                              2,260,684                          6.2%
1303 Grand Avenue, Suite 221
Arroyo Grande, California 93420

Helen Cooper                                          993,919(2)                       2.6%
1303 Grand Avenue, Suite 221
Arroyo Grande, California 93420

Gary Hogue                                            100,000(3)                       0.3%
1303 Grand Avenue, Suite 221
Arroyo Grande, California 93420

Craig Machado                                         556,120                          1.5%
21 La Gaviota
Pismo Beach, California 93449

All directors and executive officers as a           _______________               ______________
group (6 persons)                                      20,415,402                       55.7%


---------------------

(1)  Of which 4,548,370 is held in the Robert M. Cezar trust.
(2)  Of which 665,690 is held in the Helen E. Cooper trust.
(3) Includes 100,000 shares issuable under stock options exercisable within 60 days of August 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 1, 1999, AmeriCom signed an agreement to merge with Telespace Ltd. Mr. Winston Lee is the Chief Executive Officer and majority shareholder of Telespace Ltd. The merger transaction was terminated by mutual consent on September 8, 1999.

In July 1998 AmeriCom acquired, as a wholly owned subsidiary, RMC Diversified Associates International, Ltd. ("RMC Intl."). At the time of this transaction Robert Cezar, David Loomis, Craig Machado and Helen Cooper were officers, directors and principal shareholders of RMC Intl.

As of June 30, 1999, officers and relatives of officers had outstanding loans to AmeriCom of $638,145 which represents approximately 48% of the total notes and loans owed by AmeriCom. $475,000 of this amount bears interest at 10% per annum and is due March 27, 2000. $3,145 of this amount bears interest at 14% per annum. The remaining loan amounts are non-interest bearing. All of the loans from affiliates are unsecured and, except for the $475,000 loan, are payable on demand.

                                  OTHER MATTERS

Relationship With Independent Accountants

Weinberg & Company, P.A. has served as AmeriCom's independent accountant since January 1999. AmeriCom has had no disagreements with the accountants on accounting and financial disclosures. A representative of Weinberg & Company, P.A. may be present at the 1999 Annual Meeting of Stockholders and, if present, will have the opportunity to make a statement if he or she desires to do so and be available to respond to appropriate questions from stockholders.

Other Matters

The Board of Directors of AmeriCom knows of no other matters that may or are likely to be presented at the Meeting. However, if additional matters should properly be presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

Shareholder Proposals

Proposals to be presented by shareholders and be included in AmeriCom's Proxy Statement and Proxy for its 2000 Annual Meeting must be received by AmeriCom's Secretary at 1303 Grand Avenue, Arroyo Grande, CA 93420, no later than July 29, 2000.

Pursuant to AmeriCom's Bylaws, any shareholder proposal that is not delivered to AmeriCom's Secretary by the fifth day following the day on which notice of the 2000 Annual Meeting is mailed or publicly announced, will not be allowed to be presented at the meeting.

Additional Information

A copy of AmeriCom's Annual Report for the fiscal year ended June 30, 1999, containing AmeriCom's 1999 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Upon receipt of a written request, AmeriCom will furnish to any stockholder, without charge, a copy of AmeriCom's 1999 Form 10-KSB. Stockholders should direct any request to AmeriCom USA, Inc., 1303 Grand Avenue, Arroyo Grande, CA 93420,
Attention: Helen Cooper. Stockholders can also access all AmeriCom USA, Inc. documents filed with the SEC, by visiting our Web site at www.americomusa.net.



                                            AmeriCom USA, Inc.

                                            By Order of the Board of Directors

                                    /s/     ROBERT M. CEZAR
                                            -----------------------------------
                                            Robert M. Cezar
                                            Chairman and CEO
                                            Arroyo Grande, California




November 29, 1999

AmeriCom USA, Inc.
1303 Grand Avenue
Arroyo Grande, CA  93420

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Loomis and Helen Cooper, and each of them, as proxies with the power to appoint his/her or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of AmeriCom USA, Inc. ("AmeriCom"), held of record by the undersigned on November 5, 1999, at the Annual Meeting of Stockholders to be
held on December 14, 1999, at 4:00 p.m. (PDT), at Embassy Suites Hotel, 333 Madonna Road, San Luis Obispo, California 93405 and at any and all adjournments thereof.

1.   Election  of  Directors   to  serve  until  the  next  Annual   Meeting  of
     Stockholders:

 FOR   Robert M. Cezar       _____           WITHHOLD AUTHORITY    _____

 FOR   Ken Barnett           _____           WITHHOLD AUTHORITY    _____

 FOR   Tom Hopfensperger     _____           WITHHOLD AUTHORITY    _____

 FOR   Henri Tchen           _____           WITHHOLD AUTHORITY    _____

 FOR   Chris Thomas          _____           WITHHOLD AUTHORITY    _____


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all the nominees.

Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or another authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

                  _________________________     _______________________________
                  Name (Print)                   Name (Print) (if held jointly)

Dated: _________  ___________________________   _______________________________
                  Signature                      Signature (if held jointly)

                  ---------------------------   ------------------------------
                  (Address)                     (Address)

                  ----------------------------  -------------------------------
                  (City, State, Zip)            (City, State, Zip)

I will ___ attend the meeting.
Number of persons to attend _____.           I will not ____ attend the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.